ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2013
ACQUISITION
Schedule of total consideration the Company paid as at the closing date

Cash consideration	186,716,547
Fair value of the issuance of warrant, net of cash received	7,774,990

Total consideration paid	$194,491,537

Schedule of assumptions used to determine fair market value of warrants on the grant date through the binomial option pricing model

As of June 15, 2012
Risk free rate	1.76%
Volatility ratio	93.50%
Dividend yield	—